SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 9, 2003

Date of Report (Date of Earliest Event Reported)

Schering-Plough Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-6571	22-1918501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2000 Galloping Hill Road Kenilworth, NJ 07033
(Address of principal executive offices, including Zip Code)
(908) 298-4000
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

Moody's Investors Service announced October 9, 2003 that it had downgraded the ratings of Schering-Plough Corporation and its subsidiary Schering Corporation, concluding a rating review initiated on August 26, 2003. Moody's ratings downgrades were as follows:

Schering-Plough Corporation:

Senior unsecured shelf registration to (P)A3 from (P)A1;

Commercial paper to Prime-2 from Prime-1

Schering Corporation:

Commercial paper to Prime-2 from Prime-1

Moody's press release stated that the rating outlook is stable.

Moody's press release is attached to this 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed with this 8-K:

99.1 Moody's Press Release issued October 9, 2003 regarding downgrade of Schering-Plough Corporation and Schering Corporation Securities.

99.2 Schering-Plough Press Release issued October 9, 2003 titled "Schering-Plough Appoints Brent Saunders Senior Vice President, Global Compliance and Business Practices."

99.3 Frequently Asked Questions dated October 9, 2003.

Item 9. Regulation FD Disclosure

Schering-Plough Corporation today announced appointment of Brent Saunders as Senior Vice President, Global Compliance and Business Practices. Schering-Plough's press release is attached to this 8-K as Exhibit 99.2.

Schering-Plough also published Frequently Asked Questions dated October 9, 2003 (FAQs). The FAQs are attached to this 8-K as Exhibit 99.3.

This 8-K with all exhibits are available on Schering-Plough's Investor Relations Web Site (http://ir.schering-plough.com).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation

By: /s/Thomas H. Kelly

Thomas H. Kelly

Vice President and Controller

Date: October 9, 2003

Exhibit Index

The following exhibits are filed with this 8-K:

99.1 Moody's Press Release issued October 9, 2003 regarding downgrade of Schering-Plough Corporation and Schering Corporation Securities.

99.2 Schering-Plough Press Release issued October 9, 2003 titled "Schering-Plough Appoints Brent Saunders Senior Vice President, Global Compliance and Business Practices."

99.3 Frequently Asked Questions dated October 9, 2003.